UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2025

American Strategic Investment Co.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-39448	46-4380248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Bellevue Ave, Newport, Rhode Island 02840
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	NYC	New York Stock Exchange
Class A Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

American Strategic Investment Co. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”) on May 29, 2025. At the 2025 Annual Meeting, there were present, in person or by proxy, stockholders holding an aggregate of 2,039,705 shares of the Company’s common stock, out of a total number of 2,634,355 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting, representing approximately 77.43% of the shares entitled to be voted.

At the Annual Meeting, the Company’s stockholders: (i) re-elected Elizabeth K. Tuppeny as a Class II director to serve until the Company’s 2028 Annual Meeting of stockholders and until her successor is duly elected and qualifies; (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025; and (iii) adopted the non-binding advisory resolution approving the compensation of the Company’s named executive officers. The proposals are described in detail in the Company’s 2025 proxy statement. No other proposals were considered or submitted or voted upon at the Annual Meeting. The final voting results for the proposals submitted to a vote at the Annual Meeting are as follows:

Proposal 1: Election of one Class II director to serve until the Company’s 2028 Annual Meeting of stockholders and until her successor is duly elected and qualifies:

	Votes	Votes	Broker
Director	For	Withheld	Non-Votes
Elizabeth K. Tuppeny	1,561,002	80,017	398,686

Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
1,847,870	183,982	7,853	n/a

Proposal 3: Adoption of a non-binding advisory resolution approving the compensation of the Company’s named executive officers:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
1,565,545	64,718	10,756	398,686

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Strategic Investment Co.

Date: May 30, 2025	By:	/s/ Michael LeSanto
Michael LeSanto
Chief Financial Officer